UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             FORM 8-K Amendment # 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2006


                          Golden Chief Resources, Inc.
                          ----------------------------


            Kansas                   0-12809                 48-0846635
            ------                   -------                 ----------
  (State of Incorporation)  (Commission File Number)  (IRS Employer ID Number)


              896 N. Mill Street, Suite 203 Lewisville, Texas 75057
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 219-8585
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.01        Changes in Registrant's Certifying Accountant.
                 ----------------------------------------------

Malone & Bailey, PC (the "Former Accountant") was dismissed on August 9, 2006 as the Company's independent auditors. Malone & Bailey, PC's report dated January 12, 2006, on the Company's balance sheet as of September 30, 2005, and the related statements of operations, stockholders' equity, and cash flows for the year then ended 2005; did contain a going concern opinion qualification, but did not contain any other adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

Malone & Bailey's going concern statement was as follows: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." The Company did not disagree with the statement and expected that the former auditors would include such a statement in their opinion.

In connection with the audit of the Company's financial statements, there were no disagreements with Malone & Bailey, PC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey, PC would have caused Malone & Bailey, PC to make reference to the matter in their report. The Company has requested Malone & Bailey, PC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. To date the Company has not received such letter, and Malone & Bailey has to date refused to provide such a letter, but the Company will forward it to the Commission by amending this Form 8-K when and if it is received. Turner, Stone & Company, LLP was engaged on August 9, 2006 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended to and approved by the Board of Directors.

During the year ended September 30, 2005 and subsequent to September 30, 2005 through the date hereof, neither the Company nor anyone on its behalf consulted with Turner, Stone & Company, regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Turner, Stone & Company, LLP provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in
Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's former accountant.

The Company has requested Turner, Stone & Company, LLP review the disclosure in this report on Form 8-K and provided Turner, Stone & Company, LLP the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Turner, Stone & Company, LLP does not agree with the statements made by the Company in this report. Turner, Stone & Company, LLP has advised the Company that no such letter will be issued.

Dated:  January 8,  2007


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     SIGNED on this the 8th day of January, 2007.

                                      Golden Chief Resources, Inc.


                                      By: /s/ M. H. McIlvain
                                      ------------------------------
                                      M. H. McIlvain, Executive Vice-President